Williams Analyst Webcast

February 20, 2003

Forward-looking statements

Williams' reports, filings, and other public announcements might contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" with in the meaning of Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by the use of forward-looking words, such as "anticipate," believe," "could," "continue," "estimate," "expect," "forecast," "may," "plan," "potential," "project," "schedule," "will," and other similar words. These statements are based on our intentions, beliefs, and assumptions about future events and are subject to risks, uncertainties, and other factors. Actual results could differ materially from those contemplated by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such statements, other factors could cause our actual results to differ materially from the results expressed or implied in any forward-looking statements. Those factors include, among others:

- changes in general economic conditions and changes in the industries in which Williams conducts business;
- changes in federal or state laws and regulations to which Williams is subject, including tax, environmental and employment laws and regulations;
- the cost and outcomes of legal and administrative claims proceedings, investigations, or inquiries;
- the results of financing efforts, including our ability to obtain financing on favorable terms, which can be affected by various factors, including our credit ratings and general economic conditions;
- the level of creditworthiness of counterparties to our transactions;
- the amount of collateral required to be posted from time to time in our transactions;
- the effect of changes in accounting policies;
- the ability to control costs;
- the ability of each business unit to successfully implement key systems, such as order entry systems and service delivery systems;
- the impact of future federal and state regulations of business activities, including allowed rates of return, the pace of deregulation in retail natural gas and electricity markets, and the resolution of other regulatory matters;
- changes in environmental and other laws and regulations to which Williams and its subsidiaries are subject or other external factors over which we have no control;
- changes in foreign economies, currencies, laws and regulations, and political climates, especially in Canada, Argentina, Brazil, and Venezuela, where Williams has direct investments;
- the timing and extent of changes in commodity prices, interest rates, and foreign currency exchange rates;
- the weather and other natural phenomena;
- the ability of Williams to develop or access expanded markets and product offerings as well as their ability to maintain existing markets;
- the ability of Williams and its subsidiaries to obtain governmental and regulatory approval of various expansion projects;
- future utilization of pipeline capacity, which can depend on energy prices, competition from other pipelines and alternative fuels, the general level of natural gas and petroleum product demand, decisions by customers not to renew expiring natural gas transportation contracts;
- the accuracy of estimated hydrocarbon reserves and seismic data; and
- global and domestic economic repercussions from terrorist activities and the government's response to such terrorist activities.

In light of these risks, uncertainties, and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time that we have described. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Williams Analyst Webcast

Steve Malcolm

Chairman, President and CEO

Agenda

- 2002 results
- 2003-2004
  - Guidance for 2003
  - Liquidity management strategy
  - Business outlook
- 2004 and beyond
  - Creating shareholder value
  - Comprehensive response
  - Key elements
- Questions and answers

Overall 2002 results

Dollars in millions except per-share amounts

	Unaudited		
		Year	
	4Q 2002	2002	2001
Income (loss) continuing operations	(106)	(483)	803
Loss discontinued operations	(95)	(253)	(1,280)
Net loss	(201)	(736)	(478)
Loss per share	(0.40)	(1.60)	(0.95)

Core assets performed well

- $1.4 billion recurring segment profit from core asset businesses vs. $983 million in 2001

Dollars in millions	Recurring		Reported	
	2002	2001	2002	2001
Exploration & Production	380	234	521	234
Midstream Gas & Liquids	315	186	189	172
Gas Pipeline	694	563	669	572

2002 – other factors

- Recurring
  - Energy Marketing & Trading
    - Recurring loss results of ($353 million) in 2002 vs. $1.3 billion in 2001
    - 4th-quarter 2002 recurring results of $81 million were improvement over previous two quarters
- Non-Recurring
  - Telecom-related obligations
    - ($269 million)
  - Impairments, gains and losses related to value of assets sold or held for sale
    - ($469 million)

2002 recurring results

Dollars in millions except per-share amounts

	4Q 2002	Year 2002	Year 2001
Recurring Earnings (Loss)	$99	($84)	$1,033
Recurring Earnings (Loss) per Share	$0.19	($0.16)	$2.06

Recurring results exclude discontinued operations.

2002 cash information

Williams

Unaudited

Sources (Uses)	*Dollars in millions* 4th quarter 2002	Full-year 2002
Beginning cash	1,293	1,301
Cash flow from operations	845	(534)
Capital expenditures/purchase of investments	(498)	(2,130)
Other – net	33	(295)
Net sources/(uses)	380	(2,959)
Debt repayments	(1,080)	(5,321)
Asset sales	658	3,132
Cash before financings	1,251	(3,847)
Debt proceed	485	5,583
Ending cash	1,736	1,736

2002 progress on key issues

Williams

- Liquidity/balance sheet
  - Refinanced company under deadline pressure
  - Sold $5.2 billion in assets; another $1.7 billion sales in progress
  - Instituted enhanced cash-management process
- EM&T
  - Settled with California
  - Worked to reduce portfolio risk and liquidity requirements
  - Reduced work force 62%
- Cost reductions
  - Cut quarterly SG&A by $66 million – 4th quarter 2002 vs. 4th quarter 2001
  - Reduced work force 25% – 9,284 at February 14, 2003
- Retained assets that support long-term earnings, debt repayment
  - Grew profits in core businesses

Williams in 2003-2004

Next two years

- Strategy
- Guidance for 2003
- Liquidity through 2004
- Clear, straightforward plan

Strategy

Williams

Commercial

- Natural gas assets in key growth markets where we enjoy the competitive advantages of scale, low-cost position and market leadership

Financial

- Create and maintain adequate liquidity from all available sources to fully support business strategy
- De-leverage through combination of asset sales, refinancing, cost-cutting
- Develop balance sheet capable of supporting and ultimately growing high-return assets

Financial discipline

- We are managing this company differently
  - Proactively managing cash
  - Reducing costs
  - Allocating capital with strict discipline
  - Managing to balanced financial-performance metrics
  - Managing business as a portfolio

Business-unit position

- Exploration & Production
  - Generates free cash flow; primary growth segment
- Midstream Gas & Liquids
  - Generates free cash flow; decreasing volatility
- Gas Pipelines
  - Generates substantial free cash flow
- Energy Marketing & Trading
  - Continue to reduce risk, limit liquidity requirements and preserve portfolio value until sale is completed

2003 guidance

- Business units
  - Cash flow from operations
  - Segment profit
- Consolidated
  - Cash flow from operations
  - Free cash flow
  - Net income
  - EPS
- Liquidity

2003 guidance – business units

Williams

Dollars in millions

	2003	
	Segment profit	**Cash flow from operations**
Exploration & Production	300 – 400	300 – 350
Midstream Gas & Liquids	200 – 300	300 – 350
Gas Pipeline	500 – 600	600 – 650
Energy Marketing & Trading	200 – 350	(100) – 0
Other	100 – 150	(300) – (200)

2003 guidance – consolidated

Williams

Dollars in millions, except per-share amounts

	2003
Segment profit	1,300 – 1,800
Cash flow from operations	800 – 1,050
Net income	250 – 400
Earnings per share	0.40 – 0.75

Excludes cumulative effect of change in accounting principle.

2003 guidance – consolidated

Williams

Dollars in millions, except per-share amounts

	2003
Segment profit	1,300 – 1,800
Cash flow from operations	800 – 1,050
Net income before accounting change	250 – 400
Accounting change – EITF 02-03	(750) – (800)
Loss per share	(1.10) – (0.70)

Liquidity management summary

Williams

Sources (Uses) — *Dollars in millions*

Sources (Uses)	2003	2004
Beginning cash	1,700	2,800
Cash flow from operations	900	1,050
Capital expenditures	(1,000)	(500)
Margin calls	(350)	(350)
Other – net	(100)	0
Net sources/(uses)	(550)	200
Debt repayments	(2,300)	(1,600)
Cash collateralizations of LC facilities	(500)	0
Announced asset sales	1,700	0
Cash before additional sources	50	1,400
Additional asset sales	2,000	250
Additional financings	750	0
Ending cash	2,800	1,650

Total cash at August 1, 2003: $1.8 billion to $2.4 billion
Total cash at April 1, 2004: $800 million to $1.1 billion

Sales announced/in progress

Williams

- Gross value of $1.9 billion includes $1.7 billion cash
- Assets
  - Memphis Refinery – closing March 3, 2003
  - TravelCenters – closing February 27, 2003
  - Ethanol – closing expected 2nd quarter 2003
  - Canadian midstream
  - Alaska – refinery, terminal, retail, TAPS interest
  - Soda Ash
  - Other

Liquidity solution is straightforward

Williams

- Strategy provides additional $2.5 billion – $3 billion liquidity over the next 15 months
- Sell additional assets that are fully valued in the marketplace
- Additional sources of liquidity
  - Issue subsidiary debt
  - Sell additional EM&T contracts and free up cash and letters of credit
  - Continue cutting costs

$2.5 billion in new asset sales

Williams

- Williams Energy Partners (WEG)
- Gas Pipelines – targeted sale of Texas Gas
- Assets totaling less than 20% of value of these businesses
  - Exploration & Production – identified properties
  - Midstream Gas & Liquids – identified assets
- Resolution of EM&T would provide additional liquidity

Financing opportunities

Williams

- Subsidiary debt
  - Gas Pipeline financings - $150 million to $300 million
  - Refinance Rocky Mountain reserves - $300 million to $800 million

Cost-cutting



Total SG&A
1,200
1,000
800
600
400
200
0
1,059
979
550 - 600
2001
2002
2003 est

Next 15 to 24 months

- Financial
  - Execute the liquidity management plan
  - De-lever
- Cost reductions
  - Cut costs
  - Further reduce work force
- Sufficient assets to support long-term earnings, debt repayment
  - Continue to grow profits in core businesses
  - Disciplined investment in core businesses
- EM&T
  - Continue to reduce risk, limit liquidity requirements and preserve portfolio value until sale is completed

Business outlook

- Energy Marketing & Trading
- Exploration & Production
- Midstream Gas & Liquids
- Gas Pipeline

Energy Marketing & Trading

Bill Hobbs

Senior Vice President

Shrinking impact

Williams

- Favorably settled California
- Dramatically reduced earnings volatility
- Capital expenditures reduced from $136 million to $1 million
- Work force reduced from 900 to 340
- SG&A reduced from $334 million to $119 million
- 2003 operating profit drops to 15% of WMB total

EM&T

Focus

- Pursue joint venture or sales to capture value of portfolio
- 10,000 MW power business
- Market 550 BBtud of E&P gas
- Purchase 700 BBtud for Midstream gas plants
- Transition out of Transco firm service (FS) business
- Continue to right-size work force

Risks

- Margin liquidity
  - Commodity - $250 million
  - Interest rates - $100 million
- Additional credit support may be required
- Talent retention
- Ongoing litigation and investigations

EITF 02-03 impact

Williams

- Adopt effective January 1, 2003
- $750 million to $800 million after-tax charge
- No cash implications
- No loss of economic value
- Earnings volatility reduced

Summary

- Significantly reduced scope of business
- Correlation between power hedges and E&P hedges reduces liquidity requirements for 2003-2004
- West power position good outlet for equity production
- Additional credit support not likely
- Higher interest rates increase earnings and cash
- Volatility of earnings dramatically reduced

Exploration & Production

Ralph Hill

Senior Vice President

Key 2002 metrics

Williams

- 2.8 Tcfe proved reserves
- More than 550 MMcfe per day production
- 157% reserves replacement rate
- $0.36/Mcfe lease operating expense
- $0.83/Mcfe 3-year average F&D cost
- Drilled 1,357 wells with a 99% success rate
- Cash flow from operations of $539 million

Positioned for growth

- Leadership positions in top Rockies basins
- 52% of proved reserves are undeveloped
- Significant probable reserves inventory
- 10+ year low-risk high-return development drilling inventory
- Expect 10-15% annual production growth with typical capital expenditures
- Self-funding, generates free cash flow

Hedging and pricing strategy

Williams

- 2003 and 2004 hedged at 85%, above $4
- Future strategy for level of hedging is function of Williams' portfolio
- Historical hedging range of 40% - 85%
- Rockies producer, not Rockies "price taker"

2002 year-end reserves

Williams

Proved Reserves


Mid-Cont. &
Other
16%
Powder
River
11%
Piceance
48%
San Juan
25%

Proved + Probable


Mid-Cont. &
Other
10%
Powder
River
27%
Piceance
49%
San Juan
14%

Average yearly production


Production from Retained Properties
600
500
400
300
200
2002
2003
2004
2005
- 4%
8%
24%

Note: '02 & '03 adjusted for asset sales

Exploration & Production

Cash flow vs. capital spending



$ in Millions
600
500
400
300
200
100
0
2003
2004
2005
CFFO
Capital

Piceance Basin economics

Williams

Typical Well (Mesaverde)

Finding Costs

Drill & Complete	$1,000,000
Total Well Cost, $	$1,000,000
Reserves, Mcf	1,240,000
Finding & Development Cost	$0.81


2,000
1750
Mcf/d
0
20+ Years

Illustrative Economics

NYMEX Gas Price (MMbtu)	$4.00
Basis Adjustment *	- 0.77
Rocky Mountain Gas Price (per MMbtu)	$3.23
BTU Adjustment - 1060 MMbtu/Mcf	+0.19
Fuel Shrinkage – 2.5%	- 0.08
Transportation/Gathering/Compression	- 0.09
Net Realized Gas Price - Mcf	$3.25
Production taxes - 7%	- 0.23
Lifting Costs - $650/well/month	- 0.13
Net Cash Flow - Mcf	$2.89
Finding & Development Cost	- 0.81
Net Margin	$2.08
After-Tax IRR	40%

Powder River Basin economics

Typical Big George Well

Finding Costs	
Drill & Complete	$65,000
Hook-up	$70,000
Total Well Cost	$135,000
Leasehold Cost	10,000
Total Development Cost	$145,000
Reserves, Mcf	538,000
Finding & Development Cost	$0.27


446
446
400
Mcf/d
Dewatering Process
Incline
0
12
24
40
10-13
Months
Years

Illustrative Economics	
NYMEX Gas Price (MMbtu)	$4.00
Basis Adjustment *	- 0.56
Rocky Mountain Gas Price (per MMbtu)	$3.44
BTU Adjustment - 940 MMbtu/Mcf	- 0.20
Fuel Shrinkage - 7%	- 0.24
Transportation/Gathering/Compression	- 0.49
Net Realized Gas Price - Mcf	$2.51
Production taxes - 12.5%	- 0.31
Lifting Costs - $700/well/month	- 0.18
Net Cash Flow - Mcf	$2.02
Finding & Development Cost	- 0.27
Net Margin	$1.75
After-Tax IRR	58%

San Juan Basin economics

Typical San Juan Well (Fruitland Coal)

Finding Costs

Drill & Complete	$600,000
Total Well Cost, $	$600,000
Reserves, Mcf	2,200,000
Finding & Development Cost	$0.27

Illustrative Economics

NYMEX Gas Price (MMbtu)	$4.00
Basis Adjustment *	- 0.41
Rocky Mountain Gas Price (per MMbtu)	$3.59
BTU Adjustment - 930 MMbtu/Mcf	-0.25
F&S/Transport/Gathering/Compression	- 0.64
Net Realized Gas Price - Mcf	$2.70
Production taxes – 9.1%	- 0.25
Lifting Costs - $8,100/well/month	- 0.58
Net Cash Flow - Mcf	$1.87
Finding & Development Cost	- 0.27
Net Margin	$1.60

After-Tax IRR 51%


800
0
Mcf/d
417
687
574
258
2 yrs
3 yrs
20+ yrs

Exploration & Production

Arkoma Basin economics

Arkoma Basin

Typical Arkoma PUD Well (Lona Valley)

Finding Costs

D & C	$350,000
Total Well Cost, $	$350,000
Reserves, Mcf	790,000
Finding & Development Cost	$0.44

Illustrative Economics

NYMEX Gas Price (MMbtu)	$4.00
Basis Adjustment *	- 0.14
Mid Continent Gas Price (per MMbtu)	$3.86
BTU Adjustment - 993 MMbtu/Mcf	-0.03
F&S/Gathering	- 0.28
Net Realized Gas Price - Mcf	$3.55
Production taxes - 7%	- 0.25
Lifting Costs-$2,500/well/month	- 0.42
Net Cash Flow - Mcf	$2.88
Finding & Development Cost	- 0.44
Net Margin	$2.44
After-Tax IRR	41%



400
302
211
147
110
Mcf/d
0
1 yr
2 yrs
16 yrs

Self-funding, primary growth

Williams

- 1,400 wells per year
- 99% success rate
- Average annual production growth of 10-15%
- Free cash flow generator
- Long-term, low-risk, high-return drilling portfolio

Midstream Gas & Liquids

Alan Armstrong
Senior Vice President

Overview

- Well-positioned assets
  - Growth basins
  - Scale in these basins
- Operational health
  - Metrics improving
  - Continued focus on operational excellence
- Future cash flow
  - Drastic improvement
  - Strong incremental return
  - Invest for return, not operating profit

2003 snapshot


NGL Mktg. / Conway 6%
Southern Wyoming 15%
Venezuela 20%
San Juan Basin 26%
Canada 6%
Gulf Coast 27%

Geographic Cash Flows


Other Fee Rev. 12%
Gathering 34%
NGL Margin 13%
Venezuela 16%
Deepwater Fees 9%
Storage & Trans. 4%
Fee Proc. 12%

Net Revenue Components

Midstream

Cash flow vs. capital spending


$ in Millions
$500
$400
$300
$200
$100
$0
2003
2004
2005
CFFO
Capital Expenditures

Reducing volatility

- Fee revenue increases to 81% of EBITDA in 2004
- Deepwater fees grow to $150 million in 2004
- Loss of pipeline fee revenue being made up by deepwater


% of EBITDA
100%
80%
60%
40%
20%
2001
2002
2003
2004
NGL Margins
Fee Revenue

Operational health


TBtud
6.5
6.3
6.1
5.9
5.7
5.5
5.3
5.8
6.1
Dec. 2001
Dec. 2002

Gathering Volume


$ / MMbtu
$0.190
$0.185
$0.180
$0.175
$0.170
$0.177
$0.180
Dec. 2001
Dec. 2002

Gathering Rate

Operational health


Leveraging Scale – West Region
(System Costs / MMbtu)
$ / MMbtu
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.121
$0.093
$0.092
2001
2002
2003

Midstream

Projected commodity values

- Projections assume 5-year average realized margins
- Year-to-date results exceeding last year's and 5-year average results

Composite NGL Margins



$ per Gallon
$0.20
$0.15
$0.10
$0.05
$0.00
$0.10
$0.08
$0.16
Jan. - Feb. 2002
5 yr. Avg. Plan
Jan. - Feb. Actual YTD

Projected deepwater EBITDA

- East Breaks
  - Placed in service 4th Qtr. 2001
  - EBITDA
    - 2002 = $30 MM (actuals)
    - 2003 = $60 MM
  - Kerr McGee production exceeding original estimates
    - Original Projection for 2003 = 172MMcfd
    - Jan. 2003 Actual = 336 MMcfd
- Canyon Station
  - Placed in service 3rd Qtr. 2002
  - Production exceeding estimates by 30+ MMcfd
- Green Canyon
  - Placed in service 1st Qtr. 1999
  - Inception to date production is 15% above original projection


$ Millions
$250
$200
$150
$100
$50
$0
2002
2003
2004
2005
Gunnison
Devils Tower *
Green Canyon 20
Canyon Station
East Breaks

* Reflects 100% equity

Gas Pipeline

Doug Whisenant

Senior Vice President

Gas Pipeline Assets



Northwest
Transco
Gulfstream
(50% Ownership)

Few expiring long-term contracts


Mdt/d
3,000
2,000
1,000
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Northwest
Northwest Capacity


Mdt/d
8,000
6,000
4,000
2,000
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Transco
Transco Capacity

Northwest expansion projects

Williams


Georgia Strait
96 MDth/d
Oct 2005
$31.5 M*
Evergreen
276 MDth/d
Oct 2003
$198 M
Columbia Gorge
57 MDth/d
Nov 2003
$43 M
Rockies
175 MDth/d
Nov 2003
$124 M

* WMB's net investment when project is placed in–service assuming 70/30 project financing and 50% ownership

Transco expansion projects


Momentum
270 MDth/d
2003/2004
$186 M
Trenton
Woodbury
51 MDth/d
Nov 2003
$20 M

Cash flow vs. capital spending


$ in Millions
1000
800
600
400
200
0
2003
2004
2005
CFFO
Capital expenditures

Key issues

- Smooth implementation of 1Line
- Basis differentials
- Compliance with marketing affiliate rules
- Timing of future rate cases

Investment highlights

- Significant free cash flows supported by long-term contracts with high-quality customers
- Limited expansion capital required beyond 2003
- Principal provider in primary markets
- Low-cost provider
- Flexible pipeline operations with diversified natural gas supplies

2004 and beyond – creating shareholder value

Steve Malcolm

Chairman, President & CEO

Building Williams' future

- Core businesses – continued profitability
- Turn more assets into cash
- Continue to reduce risk and liquidity impact of EM&T
- Reduce costs and work force to align with remaining base of core assets
- Create financial flexibility by refinancing; reduce debt level on our own terms
- Invest limited dollars in core businesses with focus on balancing portfolio risk, free cash flow

2003 - 2005 outlook

Williams

Dollars in millions

	2003	2004	2005
Cash flow from operations	800 - 1,050	950 - 1,050	1,450 - 1,650
Capital expenditures	900 - 1,050	400 - 550	500 - 600
Free cash flow	(100) - 0	400 - 650	850 - 1,150
Return on capital employed	6.0% - 7.0%	5.5% - 6.5%	6.0% - 7.0%
Cash flow return on capital employed	4.5% - 5.5%	6.0% - 7.0%	9.5% - 10.5%
Free cash flow return on capital employed	(5.0%) - 0%	2.5% - 4.0%	5.5% - 7.0%

Key elements

Williams

- $4 billion in announced and new asset divestitures
- Substantial free cash flow generation growing to more than $1 billion in 2005
- Prioritize reduced capital expenditures
- Opportunistic financings with continuing goal of de-levering company
- Continued cost reductions

Plan is comprehensive response

Williams

- Addresses all near-term and medium-term liquidity issues
- De-levers the company with objective of return to investment grade in 2005
- Downsizes to portfolio of appropriately capitalized core businesses
- Creates shareholder value

Questions & Answers